UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Westamerica Bancorporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/WABC or scan the QR code — login details are located in the shaded bar below. Westamerica Bancorporation Annual Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Westamerica Bancorporation Shareholder Meeting to be Held on Thursday, April 23, 2026. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The ANNUAL REPORT PROXY STATEMENT to shareholders is available at: www.envisionreports.com/WABC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/WABC. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 13, 2026, to facilitate timely delivery. 2 N O T 048UYA

Westamerica Bancorporation Annual Shareholders Meeting Westamerica Bancorporation’s Annual Meeting of Shareholders will be held on April 23, 2026 at Westamerica Bancorporation, 4550 Mangels Blvd., Fairfield, California, at 10:00 a.m. Pacific Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3. 1. Election of Directors: 01 - A. Belew; 02 - M. Camsey; 03 - M. Chiesa; 04 - M. Hassid 05 - D. Payne; 06 - E. Sylvester; 07 - C. Welch; 08 - I. Wondeh; 2. Approve a non-binding advisory vote on the compensation of our executive officers. 3. Ratification of independent auditors. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to Westamerica Bancorporation Annual Meeting of Shareholders Westamerica Bancorporation 4550 Mangels Blvd. Fairfield, CA 94534 From the West (San Francisco) Proceed onto I-80 East toward Sacramento. Take exit 41 for Suisun Valley Road/Pittman Road. Turn left onto Pittman Road/Suisun Valley Road. Continue to follow Suisun Valley Road. Use the 2nd from the left lane to turn left onto Business Center Drive/Mangels Blvd. Slight right to stay on Mangels Blvd. Destination will be on the right. From the East (Sacramento) Proceed onto I-80 West toward San Francisco. Take exit 41 toward Suisun Valley Road/Green Valley Road. Keep right at the fork. Merge onto Neitzel Road. Continue onto Neitzel Road. Use the left lane to turn left onto Suisun Valley Road. Use the 2nd from the left lane to turn left onto Business Center Drive/Mangels Blvd. Slight right to stay on Mangels Blvd. Destination will be on the right. Admission to the Meeting No ticket will be necessary for admission to the Annual Meeting. However, to facilitate the admission process, Shareholders of Record (registered holder) planning to attend the meeting should check the appropriate box on the Proxy Card or by voting online. If you hold shares through an intermediary, such as a bank or broker (beneficial owner), you will need to register at the desk in the lobby. Please bring the following as evidence of ownership: 1) a Legal Proxy, which you can obtain from your bank or broker or other intermediary or your shareholder statement dated on or after March 4, 2026, the Annual Meeting Record Date; and 2) photo identification. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/WABC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Westamerica Bancorporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 13, 2026.